Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Jan. 31, 2025	Oct. 31, 2024	Jan. 31, 2024
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 210	$ 211	$ 212
Bifurcated embedded derivative liabilities	166	186	174
Other liabilities designated at FVTPL	$ 3	$ 19	$ 13